SCHEDULE 14A

                              (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

Filed by the registrant  X
Filed by a party other than the registrant  __
[ ]  Preliminary proxy statement            [ ] Confidential, For Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
[ ]   Definitive proxy statement
[X]   Definitive additional materials
[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       McDonnell Douglas Corporation
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             (Name of Registrant as Specified in Its Charter)
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       (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11
  (1)  Title of each class of securities to which transaction applies:

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  (2)  Aggregate number of securities to which transaction applies:

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  (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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  (4)  Proposed maximum aggregate value of transaction:

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  (5)  Total fee paid:
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[ ]    Fee paid previously with preliminary materials.

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[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 (1)  Amount Previously Paid:

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 (2)  Form, Schedule or Registration Statement No.:

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 (3)  Filing Party:
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 (4)  Date Filed:
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     The  following  statement  will  be on the  McDonnell  Douglas  Corporation
("MDC") employee payroll check stub to be distributed to MDC employees on Friday, April 11, 1997.



     RETURN PROXY/VOTER CARD FOR THE ANNUAL MEETING OF SHAREHOLDERS ON 4/25/97. SUBMIT A REQUEST WITH NAME, ADDRESS AND EMPLOYEE NUMBER TO M/C 1001240 TO OBTAIN ADMITTANCE TICKET.